QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of Earliest Event Reported):	Commission File Number:
October 29, 2004	01-12888

SPORT-HALEY, INC.
(Exact name of Registrant as specified in its charter)

Colorado	84-1111669
(State of incorporation)	(I.R.S. Employer Identification Number)

4600 E. 48th Avenue
Denver, Colorado 80216
303/320-8800
(Address of principal executive
offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        On November 1, 2004, Kevin M. Tomlinson notified Sport-Haley, Inc. (the "Company") that he was resigning from his position as a director of the Company effective October 29, 2004. At the time of his resignation, the Company was not aware of any disagreements with Mr. Tomlinson on any matter relating to the Company's operations, policies or practices. The vacancy on the board created by Mr. Tomlinson's resignation has not been filled. The board of directors is currently composed of four independent directors.

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORT-HALEY, INC.
Date: November 4, 2004	By:	/s/ PATRICK W. HURLEY Patrick W. Hurley, Chief Financial Officer

3

QuickLinks

  Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
SIGNATURES